Exhibit 99.1

Giftify, Inc. Announces Pricing of $600,000 Public Offering of Common Stock with No Warrants

SCHAUMBURG, IL (Globe Newswire) – January 15, 2025: Giftify, Inc. (NASDAQ: GIFT) (the “Company”), the owner and operator of leading digital platforms, CardCash.com and Restaurant.com, with a focus on incentives and rewards in retail, dining & entertainment experiences, today announced the pricing of its “best efforts” public offering of 600,000 shares of its common stock with no warrants at a public offering price of $1.00 per share. Total gross proceeds from the offering, before deducting the placement agent’s fees and other offering expenses, are expected to be approximately $600,000. The offering is expected to close on January 16, 2025, subject to the satisfaction of customary closing conditions.

Craft Capital Management LLC is acting as sole placement agent for the offering.

The Company intends to use the net proceeds from the offering for general corporate purposes, capital expenditures, working capital and general and administrative expenses.

A shelf registration statement on Form S-3 (Registration No. 333-282322) relating to the public offering of the securities described above was previously filed with the Securities and Exchange Commission (SEC) and declared effective on October 15, 2024. A preliminary prospectus supplement and accompanying prospectus relating to the underwritten public offering was filed with the SEC and are available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained from Craft Capital Management, 377 Oak St., Lower Concourse, Garden City, NY 11530, Attention: Syndicate Dept.; email: info@craftcm.com

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offer, if at all, will be made only by means of the prospectus supplement and accompanying prospectus forming a part of the effective registration statement.

About Giftify, Inc.

Giftify, Inc. is a pioneer in the incentive and rewards industry with a focus on retail, dining & entertainment experiences, as the owner and operator of leading digital platforms, CardCash.com and Restaurant.com. CardCash.com is a leading secondary gift card exchange platform, allowing consumers and retailers to realize value by buying and selling gift cards at various scales. Its Restaurant.com is the nation’s largest restaurant-focused digital deals brand. Restaurant.com and our Corporate Incentives division connect digital consumers, businesses and communities offering thousands of dining, retail and entertainment deals options nationwide at over 184,000 restaurants and retailers. Restaurant.com prides itself on offering the best deal, every meal. Our gift cards and restaurant certificates allow customers to save at thousands of restaurants across the country with just a few clicks.

For more information, visit: www.giftifyinc.com and www.cardcash.com and https://www.restaurant.com.

Forward-Looking Statements

Press Releases may include forward-looking statements. In particular, the words “believe,” “may,” “could,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar conditional words and expressions are intended to identify forward-looking statements. Any statements made in this news release about an action, event or development, are forward-looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Accordingly, you should not place undue reliance on these forward-looking statements. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law or those prepared by third parties that are not paid by the company. Statements in this press release that are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although Giftify, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, Giftify, Inc. is unable to give any assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include the company’s ability identify a suitable business model for the corporation.

Investors Contacts:

IR@giftifyinc.com